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                                                                   EXHIBIT 10.15

                                                        EXECUTION COPY 2/28/2000


                        AMENDMENT TO ATM CASH AGREEMENTS
                        --------------------------------

This amendment ("Amendment") is made effective as of the 20th day of February, 2000, by and between eFunds Corporation (f/k/a Deluxe Electronic Payment Systems, Inc.), 400 West Deluxe Parkway, Milwaukee, Wisconsin 53212 ("eFunds")
          ***                   (" *** ").

WHEREAS, eFunds and *** are parties to the ATM Cash Agreements (as defined below) and the Currency Control Agreement (as defined below); and

WHEREAS, eFunds and *** desire to modify certain provisions of the ATM Cash Agreements as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  Definitions.
    ------------

Except as otherwise specifically indicated or where the context clearly requires otherwise, the following terms shall have the meanings ascribed to them below for purposes of this Amendment.

     1.1  Certain Defined Terms

          "Currency Control Agreement" shall mean the Currency Control Agreement dated November 15, 1999 and entered into by and between eFunds and *** and effective as of June 24, 1998, as the same may from time-to-time be amended, supplemented, or otherwise modified.

     1.2  Other Defined Terms

          For purposes of this Amendment, the following terms shall have the respective meanings given them in the Currency Control Agreement: ATM; ATM Cash Agreements; and ATM Currency.

2.   Amending Provisions.
     --------------------

     2.1 Notwithstanding any provision of any ATM Cash Agreement to the contrary, the total amount of ATM Currency outstanding in all ATMs under the ATM Cash Agreements at any point in time, and the total amount of ATM Currency that eFunds shall be obligated to make available for all ATMs under the ATM Cash Agreements, shall not exceed thirty-five million dollars ($35,000,000); provided, however, that there shall be no commingling of ATM Currency between or among the respective ATM Cash Agreements under any circumstances.

     2.2 Unless otherwise agreed by the parties, total ATM Currency outstanding in ATMs under each ATM Cash Agreement, and the total amount that eFunds shall



*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act, as amended.


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          be obligated to make available for ATMs under each ATM Cash Agreement, shall not exceed the following respective amounts: (a) for the June
          24, 1998 ATM Cash Agreement relating to ATMs located at *** and *** branded convenience store locations: $3,000,000; (b) for the March 19, 1999 ATM Cash Agreement relating to ATMs located in *** locations:
          $6,000,000; (c) for the August 23, 1999 ATM Cash Agreement relating to ATMs located at *** locations: $12,000,000; and (d) for the November 15, 1999 ATM Cash Agreement relating to ATMs located at *** and *** locations: $14,000,000. *** may, from time-to-time during the term of the Currency Control Agreement, request in writing to change the foregoing ATM Currency amounts under the respective ATM Cash Agreements, subject to Section 2.1 of this Amendment, eFunds agrees not to unreasonably withhold its consent to any such written request by ACI, subject to Section 2.1 of this Amendment.

     2.3 *** shall at all times manage ATM Currency requirements under the ATM Cash Agreements to optimize the amount of cash in ATMs with the express purpose of keeping no more ATM Currency in individual ATMs than is reasonably necessary to keep sufficient funds in the ATMs between replenishment dates.

3.   No Other Modifications; Order of Preference.
     --------------------------------------------

     3.1 Except as modified hereby, the terms and conditions of the ATM Cash Agreements shall remain in full force and effect without modification.

     3.2 In the event of any conflict or inconsistency between the provisions of this Amendment, any ATM Cash Agreement, and/or the Currency Control Agreement, the following order of precedence shall apply: (a) in all cases, the provisions of the Currency Control Agreement shall prevail; (b) second, the provisions of this Amendment; and (c) finally, the provisions of the applicable ATM Cash Agreement(s).

IN WITNESS WHEREOF, *** and eFunds have caused this Amendment to be duly executed and delivered as of the date first above written.


         ***                           EFUNDS CORPORATION

By:             ***                    By:              ***
   -------------------------------         -------------------------------------
Name:           ***                    Name:            ***
      ----------------------------           -----------------------------------
Title:          ***                    Title:           ***
       ---------------------------            ----------------------------------
Date:                                  Date:
      ----------------------------           -----------------------------------

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act, as amended.


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